UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2017
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 16, 2017, a representative from Forest City Realty Trust, Inc. (the “Company”) was paraphrased in a Bloomberg news story as indicating that the Company’s process to review strategic alternatives to enhance stockholder value (“Strategic Review Process”), “should be complete by the middle of next year.” The Strategic Review Process was originally announced on September 11, 2017.

The representative interviewed for the story is not involved in the Strategic Review Process and the comments made were not authorized or intended to represent an actual timetable for completion of the Strategic Review Process and are not accurate.

There is no timetable for completion of the Strategic Review Process, and the Company does not intend to comment further on the progress or status of the Strategic Review Process unless the Company determines that further disclosure is appropriate or required by law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Such forward-looking statements relate to future, not past, events and often address the Company’s expected future actions and performance. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “plan,” and similar words and phrases. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. All statements regarding the Board’s review of operating, strategic, financial and structural alternatives and expected associated costs and benefits, including whether operating, strategic, financial and structural alternatives could unlock value, are forward-looking. Actual developments and business decisions may differ materially from those expressed or implied by such forward-looking statements. Important factors, among others, that could cause the Company’s actual results and future actions to differ materially from those described in forward-looking statements include the uncertain outcome, impact, effects and results of the Board of Director’s review of operating, strategic, financial and structural alternatives, and the risks discussed in the Company’s documents filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, quarterly reports on Form 10-Q and Current Reports on Form 8-K. The Company expressly disclaims any obligation to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances that may arise after the date hereof, all of which are expressly qualified by the foregoing, other than as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	November 17, 2017